                                                                   EXHIBIT 10.12

                                                          Warrant No.
                                                                     -----------


                                     WARRANT

                  TO PURCHASE __________ SHARES OF COMMON STOCK

                                       OF
                          FOUNDERS FOOD & FIRKINS LTD.

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS ("BLUE SKY LAWS"). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT OR ANY INTEREST THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS OR (B) IN ACCORDANCE WITH SECTION 7 HEREOF, IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT NO REGISTRATION IS REQUIRED BECAUSE OF THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS.

          THIS CERTIFIES THAT, for good and valuable consideration, ________________, or his registered assigns, is entitled to subscribe for and purchase from FOUNDERS FOOD & FIRKINS LTD., a Minnesota corporation (the "COMPANY"), at any time after February 20, 1998, to and including February 20, 2003, _______________________________________ (__________) fully paid and nonassessable shares of the Common Stock of the Company at the price of $1.00 per share (the "WARRANT EXERCISE PRICE"), subject to the anti-dilution provisions of this Warrant. This Warrant is one of the "Agent's Warrants" referred to in the Agency Agreement dated August 18, 1997, by and between Equity Securities Investments, Inc. (the "PLACEMENT AGENT") and the Company (the "AGENCY AGREEMENT").

          As used herein, the following terms shall have the meanings set forth below: (i) "WARRANT SHARES" means the shares which may be acquired upon exercise of this Warrant; (ii) "HOLDER" means the Placement Agent, any party who acquires all or a part of this Warrant as a registered transferee of the Placement Agent, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant; (iii) "COMMON STOCK" means the common stock, par value $.01 per share, of the Company, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company; and (iv) "CONVERTIBLE SECURITIES" means any stock or other securities convertible into, or exchangeable for, Common Stock.

          This Warrant is subject to the following provisions, terms and conditions:

     1.   EXERCISE; TRANSFERABILITY.

          (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

          (b) Neither this Warrant nor the Warrant Shares may be sold, assigned, hypothecated, or otherwise transferred except as provided in Section 7 hereof.

     2. EXCHANGE AND REPLACEMENT. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Placement Agent shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

     3.   ISSUANCE OF THE WARRANT SHARES.

          (a) The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

          (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. ANTI-DILUTION ADJUSTMENTS. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

          (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

               (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

               (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

               (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

          (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

          (c) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Section 5(a) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

          (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by First-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. NO VOTING RIGHTS. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     7. NOTICE OF TRANSFER OF WARRANT OR RESALE OF THE WARRANT SHARES.

          (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company, before transferring this Warrant or transferring any Warrant Shares, of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If in the opinion of such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 ACT") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

          (b) If in the opinion of counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of such counsel, are permitted by law.

     8.   FRACTIONAL SHARES.

          (a) Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (i) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (ii) the proportional part of the Warrant Exercise Price represented by such fractional share.

          (b) For purposes of this Section, the term "FAIR MARKET VALUE" with respect to shares of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on The Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date;

               (ii) If the Company's Common Stock is not traded on an exchange or on The Nasdaq National Market but is traded on The Nasdaq SmallCap Market or the local over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date; and

               (iii) If the Company's Common Stock is not traded on an exchange, on The Nasdaq National Market, The Nasdaq SmallCap Market or on the local over-the-counter market, then the fair market value of Common Stock as determined in good faith by the Board of Directors of the Company.

     9.   REGISTRATION RIGHTS.

          (a) PIGGYBACK REGISTRATION. If the Company at any time within two (2) years after complete exercise of this Warrant, but no more than six (6) years from the date of this Warrant, proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares, of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the number of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall not be included or shall be proportionately reduced to a number deemed satisfactory by the managing underwriter. With respect to each inclusion of securities in a registration statement pursuant to this Section 9(a), the selling Holders shall pay the fees and disbursements of special counsel and accountants for the selling Holders, and underwriting discounts or commissions and transfer taxes applicable to the selling Holders' shares, and the Company shall pay all other costs and expenses of the registration, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The Company need not maintain the effectiveness of any such registration, qualification, notification or approval, whether or not at the request of the Holders, more than nine (9) months following the effective date thereof.

          (b) DEMAND REGISTRATION. Further, on a one-time basis only, during the period commencing with the effective date of the Company's initial registration statement under the 1933 Act and ending five (5) years after the date of this Warrant, upon request by the Holder or Holders of a majority in interest of the total number of shares underlying Agents' Warrants issued pursuant to the Agency Agreement, and of any shares acquired upon exercise of the Agents' Warrants, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon exercise of the Warrants requested by such Holders in their request to the Company. If Form S-3 is not available, the Company will have no obligation to effect the registration provided for by this Section 9(b) until such time as Form S-3 is available. After a demand for registration has been made by a Holder or Holders of the requisite number of Agents' Warrants or Warrant Shares, the Company will give written notice of the demand registration to all Holders of this Warrant, of any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and of any Warrant Shares and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder), the Company will cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such demand registration statement. With respect to a demand registration statement pursuant to this Section 9(b), the selling Holders shall pay the fees and disbursements of special counsel and accountants for the selling Holders, and underwriting discounts or commissions and transfer taxes applicable to the selling Holders' shares, and the Company shall pay all other costs and expenses of the registration, including but not limited to all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal expenses, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Section 9(b) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. The Company need not maintain the effectiveness of any such registration, qualification, notification or approval, whether or not at the request of the Holders, more than nine (9) months following the effective date thereof.

          (c)  MISCELLANEOUS.

               (i) The registration rights pursuant to this Section 9 shall not be applicable if at the time the Holder seeks to exercise the same, the Warrant Shares are eligible for sale pursuant to Rule 144 of the Act.

               (ii) If a registration effected pursuant to this Section 9 is an underwritten offering, any Warrant Shares to which the registration rights in this Section 9 are applicable, but that are not included in such registration, shall not be sold or otherwise disposed of by the Holder for a period of 180 days after the effective date of such registration, or such shorter period as may be required by the underwriters for such offering.

          (d) INDEMNIFICATION. The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus prepared in connection with any registration pursuant to this Section 9 (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus (not corrected in the final, amended or supplemented prospectus furnished to such Holders for distribution) or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

          (e) COOPERATION. Upon the exercise of registration rights pursuant hereto, each Holder agrees to supply the Company with such information as may be required by the Company to register or qualify the shares to be registered.

     10.  ADDITIONAL RIGHT TO CONVERT WARRANT.

          (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "CONVERSION RIGHT") at any time after it is exercisable, but prior to its expiration, into shares of Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (ii) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

          (b) The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, but prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "CONVERSION NOTICE") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

          (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant, (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

          (d) For purposes of this section, the "Fair Market Value" of a share of Common Stock as of a particular date shall be determined as provided in
Section 8(b) above.

          IN WITNESS WHEREOF, Founders Food & Firkins Ltd. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated February 20, 1998.

          COMPANY:                FOUNDERS FOOD & FIRKINS LTD.

                                  By
                                    ----------------------------

                                  Its
                                     ---------------------------

                                SUBSCRIPTION FORM
                     (To be signed upon exercise of Warrant)

          The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________________ of the shares of Common Stock of Founders Food & Firkins Ltd. to which such Warrant relates and herewith makes payment of $__________________ therefor in cash or by certified check and requests that the certificate for such shares be issued in the name and delivered to the address set forth below.

Dated:
      --------------------

                                  -----------------------------------
                                  (Signature)

                                  -----------------------------------
                                  (Name)

                                  -----------------------------------
                                  (Name in which shares are to be
                                  issued, if different)

                                  -----------------------------------
                                  (Address)

                                  -----------------------------------
                                  (Social Security or Tax Ident. No.)

                                CONVERSION NOTICE
         (To be signed upon exercise of Warrant pursuant to Section 10)

          The undersigned hereby irrevocably elects to exercise the conversion right provided in Section 10 of the within Warrant for, and to acquire thereunder,_____________________________________________________
shares of Common Stock. If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

          The undersigned hereby requests that the certificate for such shares be issued in the name and delivered to the address set forth below.


Dated:
      --------------------

                                  -----------------------------------
                                  (Signature)

                                  -----------------------------------
                                  (Name)

                                  -----------------------------------
                                  (Name in which shares are to be
                                  issued, if different)

                                  -----------------------------------
                                  (Address)

                                  -----------------------------------
                                  (Social Security or Tax Ident. No.)

                                 ASSIGNMENT FORM
               (To be signed upon authorized transfer of Warrant)


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase ____________
shares of Common Stock of Founders Food & Firkins Ltd. to which the within Warrant relates and appoints ___________________ attorney, to transfer said right on the books of Founders Food & Firkins Ltd., with full power of substitution in the premises.


Dated:
      --------------------

                                  -----------------------------------
                                  (Signature)

                                  -----------------------------------
                                  (Name)

                                  -----------------------------------
                                  (Name of transferee)

                                  -----------------------------------
                                  (Address of transferee)

                                  -----------------------------------
                                  (Social Security or Tax Ident. No.
                                  of transferee)